Exhibit 99.1


                                                    RESIDENTIAL MORTGAGE FINANCE




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                            COMPUTATIONAL MATERIALS
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                           [GREENPOINT MORTGAGE LOGO]

                        GREENPOINT MORTGAGE FUNDING, INC.
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                            $[290,268,000] SECURITIES
                    GREENPOINT HOME EQUITY LOAN TRUST 2003-1

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                       GREENPOINT MORTGAGE SECURITIES INC.
                                    (SPONSOR)

                        GREENPOINT MORTGAGE FUNDING, INC.
                              (SELLER AND SERVICER)

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THIS INFORMATION  DOES NOT CONSTITUTE  EITHER AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION  SUPERSEDES  ANY  PRIOR  VERSIONS  HEREOF  AND WILL BE  DEEMED TO BE
SUPERSEDED  BY  ANY  SUBSEQUENT  VERSIONS   (INCLUDING,   WITH  RESPECT  TO  ANY
DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




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                    GREENPOINT HOME EQUITY LOAN TRUST 2003-1
--------------------------------------------------------------------------------

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                                 TO MATURITY (1)
--------------------------------------------------------------------------------

                                                      Est.     Est. Prin.   Expected     Stated        Expected
                Approx.                     Tsy.      WAL        Window       Final      Final          Ratings
  Class          Size             Type     BMark     (yrs)       (mos)      Maturity   Maturity(1)   (S&P/Moody's)

A           $[290,268,000]      Flt - PT   1 m LI     2.47      1 - 99      8/15/2011   4/15/2029       AAA/Aaa
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     TO 10% OPTIONAL REDEMPTION ("CALL") (2)
--------------------------------------------------------------------------------

                                                      Est.     Est. Prin.   Expected     Stated        Expected
                Approx.                     Tsy.      WAL        Window       Final      Final          Ratings
  Class          Size             Type     BMark     (yrs)       (mos)      Maturity    Maturity     (S&P/Moody's)


A           $[290,268,000]      Flt - PT   1 m LI     2.41      1 - 78      11/15/2009  4/15/2029       AAA/Aaa
------------------------------------------------------------------------------------------------------------------

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                                  PRICING SPEED
--------------------------------------------------------------------------------
40% CPR / 15% Constant Draw Rate ("CDR") for HELOCs originated after January 2000, 40% CPR / 0% CDR for the HELOCs originated prior to January 2000 and 30% CPR for Closed-End loans
--------------------------------------------------------------------------------

(1) THE STATED FINAL MATURITY DATE WITH RESPECT TO THE CLASS A SECURITIES IS THE DATE WHICH IS THIRTEEN MONTHS AFTER THE DATE WHICH IS THE LATEST POSSIBLE MATURITY DATE OF A MORTGAGE LOAN IN THE POOL WHICH AMORTIZES ACCORDING TO ITS TERMS. ON THE STATED FINAL MATURITY DATE, HOLDERS OF SUCH CLASS A SECURITIES WILL BE ENTITLED TO RECEIVE A PAYMENT OF PRINCIPAL IN AN AMOUNT EQUAL TO THE OUTSTANDING PRINCIPAL BALANCE OF SUCH CLASS A SECURITIES.

(2) THE SPONSOR MAY EXERCISE ITS RIGHT TO REDEEM EITHER CLASS OF SECURITIES WHEN THE AGGREGATE UNPAID PRINCIPAL BALANCE OF THE MORTGAGE LOANS IS EQUAL TO OR LESS THAN 10% OF THE ORIGINAL PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE.


--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




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                                SUMMARY OF TERMS
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ISSUER:                       GreenPoint Home Equity Loan Trust 2003-1

SELLER AND MASTER SERVICER:   GreenPoint Mortgage Funding, Inc.

SPONSOR:                      GreenPoint Mortgage Securities Inc.

INDENTURE TRUSTEE:            Bank of New York

OWNER TRUSTEE                 Wilmington Trust Company

RATING AGENCIES:              S&P and Moody's

UNDERWRITER:                  LEHMAN BROTHERS

EXPECTED PRICING DATE:        May [8], 2003

EXPECTED CLOSING DATE:        May [14], 2003

RECORD DATE:                  The last business day immediately preceding the
                              related payment date.

PAYMENT DATE:                 15th of each month, or the next succeeding
                              Business Date
                              (First Payment Date: June 15, 2003)

CUT OFF DATE:                 Close of business April 24th, 2003

DELAY DAYS:                   0 days

DAY COUNT:                    Actual/360

INTEREST ACCRUAL:             Accrues from the last Payment Date (or in the case
                              of the first Payment Date, the Closing Date) through the day preceding the current Payment Date

CLEARING:                     DTC, Euroclear or Clearstream

DENOMINATION:                 Minimum $1,000; increments of $1,000

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--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION  SUPERSEDES  ANY  PRIOR  VERSIONS  HEREOF  AND WILL BE  DEEMED TO BE
SUPERSEDED  BY  ANY  SUBSEQUENT  VERSIONS   (INCLUDING,   WITH  RESPECT  TO  ANY
DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




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                          SUMMARY OF TERMS (CONTINUED)
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SMMEA ELIGIBILITY:            The Securities are NOT expected to be SMMEA
                              eligible

ERISA ELIGIBILITY:            The Securities are expected to be ERISA eligible

TAX STRUCTURE:                Indebtedness for Federal income tax purposes.

CREDIT ENHANCEMENT:           Ambac Assurance Corporation ("Ambac" or the
                              "Insurer") will unconditionally guarantee timely payments of interest and ultimate payment of principal on the Securities.

                              Excess Cashflow, as described herein.

                              Overcollateralization, as described herein.

                              Demand Note, as described herein.

THE MORTGAGE LOANS:           The loans will include adjustable rate Home Equity
                              Lines of Credit ("HELOC") and fixed rate Closed
                              End Mortgages. Substantially all of the HELOCs and the Closed End Mortgages will be secured by second liens on the related property.

                              The Mortgage Loan aggregate loan balance is approximately $287 million.

OVERCOLLATERALIZATION:        Certain Excess Cashflow will be applied as a
                              payment of principal on the Class A Securities on each Payment Date to maintain the Overcollateralization Amount for such Class, or to increase it to the Specified Overcollateralization
                              Amount.

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE


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                          SUMMARY OF TERMS (CONTINUED)
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DEMAND NOTE:                  GreenPoint Bank (rated BBB / A3 by S&P and
                              Moody's, respectively) will issue a Demand Note in favor of the Trust in an amount equal to 1.00% of the initial balance of the Mortgage Loans. The Demand Note will remain outstanding until the earlier of (i) the date on which the aggregate outstanding principal balance of the notes is less than or equal to the aggregate unpaid principal balance of the Mortgage Loans and (ii) the Payment Date occurring in April 2005.

                              On each Payment Date that the Demand Notes is outstanding, the Indenture Trustee may demand payment from GreenPoint Bank to cover interest shortfalls on the Securities (which amounts WILL NOT reduce the amount of the Demand Note or the amount outstanding of the Demand Note). On the 24th Payment Date that the Demand Note is outstanding, the Indenture Trustee may demand payment from GreenPoint Bank of any Overcollateralization Deficit (which amounts WILL reduce the amount of the Demand Note or the amount outstanding of the Demand Note).

SUBORDINATION OF THE          The certificate representing the residual
RESIDUAL CERTIFICATE:         beneficial ownership interest in the underlying
                              pool of Mortgage Loans will be subordinated to payments due on the Class A Notes. This subordination provides credit enhancement to the Class A Notes.

MAXIMUM RATE:                 The Maximum Rate with respect to each class of
                              Notes is equal to the weighted average of the Loan
                              Rates of the Mortgage Loans, assuming each HELOC loan is fully indexed, net of the Servicing Fee
                              Rate, the Trustee Fee Rate and any applicable
                              Insurer rates adjusted for the number of actual days in the Payment Period.

SECURITY RATES:               The lesser of (a) 1 mo Libor + [ ]% prior to the
                              Optional Redemption Date, and 1 mo Libor + [ ]% for any Payment Date thereafter, and (b) the Maximum Rate. The margin over 1 mo Libor after the Optional Redemption will be equal to twice the previous margin.

DEFERRED INTEREST:            To the extent the respective Maximum Rate is less
 ("CATCH-UP INTEREST")        than the respective Formula Rate on any Payment
                              Date, the deficiency will be deferred ("DEFERRED
                              INTEREST"). Such Deferred Interest will be reimbursed through distributions on following
                              Payment Dates, to the extent of Available Funds as set forth under "Priority of Payments" in the offering documents. The insurance policy will NOT guarantee the payment of such Deferred Interest.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE



--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

AMORTIZATION PERIODS:         The allocation of principal collections is divided
                              into two distinct periods: the Managed
                              Amortization Period and the Rapid Amortization
                              Period.

MANAGED AMORTIZATION PERIOD:  Begins on the first Payment Date and ends on the earlier of the 60th Payment Date or the Payment Date which immediately precedes a Rapid Amortization Event.

RAPID AMORTIZATION PERIOD:    Begins on the Payment Date immediately following
                              the end of the Managed Amortization Period.

OPTIONAL REDEMPTION:          The sponsor may exercise its right to repurchase
                              the Mortgage Loans on any Payment Date on or after which the principal balance of the Mortgage Loans declines to 10% or less of the principal balance of Mortgage Loans as of the Closing Date. The right to repurchase is subject to certain conditions, including the consent of Ambac (if the redemption would result in a draw under the policy) and that no reimbursement be due to Ambac with respect to that class of Notes. If such an event occurs, holders of the related Class of Notes will receive a final distribution on such payment date.

AMENDMENTS TO CREDIT LINE     The Servicer may change the terms of the Loan
AGREEMENTS:                   Agreements at any time provided that such changes
                              (i) do not adversely affect the interest of the Security holders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the Credit
                              Limit of the related HELOC Mortgage Loan, change in lien position of the HELOC Mortgage Loan or reductions to the Margin for such HELOC Mortgage
                              Loan.

OPTIONAL REMOVAL OF MORTGAGE  On any Payment Date the Trust may designate for
LOANS BY THE TRUST:           removal certain Mortgage Loans from the Pool
                              without notice to the related Noteholders, subject to the following conditions as specified in the Sale and Servicing Agreement:

                              (a) The Overcollateralization amount exceeds the Specified Overcollateralization Amount,

                              (b)   The Trust shall have delivered to the
                                    Trustee a Mortgage Loan Schedule containing a list of all Mortgage Loans remaining after such removal,

                              (c) The Trust shall represent and warrant that the removal of accounts is random and not selected adversely to the interests of the Noteholders or the Insurer,

                              (d) The Rating Agencies shall have been notified of the proposed removal, and in writing, notified the Trustee and the Insurer that such removal would not result in a reduction or withdrawal of ratings assigned to the related Class A Notes without regard to the policy,

                              (e) The proposed removal shall not cause a Rapid Amortization Event to occur,

                              (f) A Rapid Amortization Event shall not have occurred, and

                              (g)   The Trust shall have delivered to the
                                    Trustee and the Insurer an officer's
                                    certificate confirming the conditions set forth above.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------


PRINCIPAL:                    Excluding any RAPID AMORTIZATION EVENTS, the
                              allocation of principal collections to the Securities are divided into two distinct periods:
                              the Managed Amortization Period and the Rapid
                              Amortization Period.

                              With respect to each Payment Date, holders of Securities will receive the "PRINCIPAL PAYMENT AMOUNT," which shall equal the positive difference of (a) the Maximum Principal Payment and (b) the amount by which the Overcollateralization Amount exceeds the Specified Overcollateralization Amount (the "Overcollateralization Reduction Amount"), if any, in each case, with respect to such Payment Date.

                              (A) During the MANAGED AMORTIZATION PERIOD, the "MAXIMUM PRINCIPAL PAYMENT" shall equal the "Net Principal Collections" with respect to such Payment Date.

                              (B) During the RAPID AMORTIZATION PERIOD, the "MAXIMUM PRINCIPAL PAYMENT" shall equal the Principal Collections with respect to such Payment Date.

                              (C) "NET PRINCIPAL COLLECTIONS" shall equal the positive difference of (x) the Principal Collections with respect to such Payment Date and (y) the aggregate principal amount of all Additional Balances (draws upon home equity lines of credit mortgage loans) arising during the Collection Period related to such Payment Date.


ACCELERATED PRINCIPAL:        With respect to the Class A Securities, on any
                              Payment Date where Excess Cashflow exists, all or a portion of such amount will be distributed to pay the principal balance of that Class to the extent required to increase the
                              Overcollateralization Amount to the related
                              Specified Overcollateralization Amount applicable to such Payment Date.

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

RAPID AMORTIZATION EVENT:

                              (i)      The failure of the Trust, the Company,
                                    the Sponsor or the Servicer to make certain required payments within two Business Days after notification, or to observe or perform certain other covenants which continue unremedied for a period of 60 days after written notification;

                              (ii)     The failure of the Trust, the Company,
                                    the Servicer, or the Sponsor to remedy the breach of certain representations and warranties within 60 days of written notice, provided that with respect to any representation or warranty for a Mortgage Loan in the related pool purchased during such period (or within an additional 60 days with the consent of the Trustee and the Insurer), a Rapid Amortization Event shall not be deemed to occur;

                              (iii)    The occurrence of certain events of
                                    bankruptcy, insolvency or receivership
                                    relating to the Sponsor, the Company or the Trust;

                              (iv)     The Trust becomes subject to regulation
                                    as an "investment company," as such term is defined in the Investment Company Act of 1940;

                              (v)      Aggregate cumulative principal balance of
                                    draws under the Policy exceeds [1.00]% of the related Pool Balance as of the Cut-Off Date; and

                              (vi)     A default in the payment of any interest,
                                    principal, or installment of pricipal on the Securities, and such default continues for a period of five Business Days.


                              The Servicer:
SERVICING:
                              (1) pays all out-of-pocket expenses to service these loans; and

                              (2) will receive a 0.50% servicing fee plus all assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, as additional servicing compensation.

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          RESIDENTIAL MORTGAGE FINANCE

                      WEIGHTED AVERAGE LIFE(1) AND MATURITY
         SENSITIVITY OF THE SECURITIES TO PAYMENTS AND DRAWS (CONTINUED)
                           (ASSUMES 10% CLEAN UP CALL)

      PREPAYMENT SPEEDS (EXPRESSED AS %CPR FOR HELOCS AND CLOSED-END LOANS)

---------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------
    % CPR HELOC                  25%                              30%                              40%
---------------------------------------------------------------------------------------------------------------------
 % CPR Closed End                10%                              20%                              30%
---------------------------------------------------------------------------------------------------------------------
Constant Draw Rate             Window   Expected                Window    Expected               WINDOW    Expected
    (% CDR)(2)      WAL (yrs)  (months) Final Mat.  WAL (yrs)  (months)  Final Mat.  WAL (yrs)  (MONTHS)  Final Mat.
---------------------------------------------------------------------------------------------------------------------
        10%            4.03    1 - 131  4/15/2014     3.21     1 - 105   2/15/2012     2.13      1 - 68   1/15/2009
        15%            4.51    1 - 119  4/15/2013     3.60     1 - 111   8/15/2012     2.41      1 - 78   11/15/2009
        20%            5.16    1 - 109  6/15/2012     4.09     1 - 103   12/15/2011    2.75      1 - 93   2/15/2011
---------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------

-----------------------------------------------------------------
              45%                              50%
-----------------------------------------------------------------
              40%                              50%
-----------------------------------------------------------------
             Window    Expected               Window    Expected
 WAL (yrs)  (months)  Final Mat.  WAL (yrs)  (months)  Final Mat.
-----------------------------------------------------------------
   1.76      1 - 56   1/15/2008     1.48      1 - 47   4/15/2007
   1.96      1 - 62   7/15/2008     1.61      1 - 51   8/15/2007
   2.23      1 - 72   5/15/2009     1.80      1 - 58   3/15/2008
-----------------------------------------------------------------


 (1) The weighted average life of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance.
     Assuming a settlement date May 14th, 2003.

 (2) The CDR for the HELOC loans originated prior to January 2000 remains constant at 0%. The CDR does not apply to the closed end second lien loans.


--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          RESIDENTIAL MORTGAGE FINANCE

                     WEIGHTED AVERAGE LIFE (1) AND MATURITY
           SENSITIVITY OF THE NOTES TO PAYMENTS AND DRAWS (CONTINUED)

                           (ASSUMES NO CLEAN UP CALL)

    PREPAYMENT SPEEDS (EXPRESSED AS %CPR FOR HELOCS AND FOR CLOSED-END LOANS)

---------------------------------------------------------------------------------------------------------------------
CLASS A-1
---------------------------------------------------------------------------------------------------------------------
    % CPR HELOC                  25%                              30%                              40%
---------------------------------------------------------------------------------------------------------------------
 % CPR Closed End                10%                              20%                              30%
---------------------------------------------------------------------------------------------------------------------
Constant Draw Rate             Window   Expected                Window    Expected               WINDOW    Expected
    (% CDR)(2)      WAL (yrs)  (months) Final Mat.  WAL (yrs)  (months)  Final Mat.  WAL (yrs)  (MONTHS)  Final Mat.
---------------------------------------------------------------------------------------------------------------------
        10%           4.03     1 - 135  8/15/2014     3.23      1 - 122  7/15/2013     2.24     1 - 105   2/15/2012
        15%           4.51     1 - 119  4/15/2013     3.60      1 - 111  8/15/2012     2.47     1 - 99    8/15/2011
        20%           5.16     1 - 109  6/15/2012     4.09      1 - 103  12/15/2011    2.75     1 - 95    4/15/2011
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------

-----------------------------------------------------------------
              45%                              50%
-----------------------------------------------------------------
              40%                              50%
-----------------------------------------------------------------
             Window    Expected               Window    Expected
 WAL (yrs)  (months)  Final Mat.  WAL (yrs)  (months)  Final Mat.
-----------------------------------------------------------------
   1.88      1 - 98   7/15/2011     1.59      1 - 90   11/15/2010
   2.06      1 - 94   3/15/2011     1.73      1 - 89   10/15/2010
   2.28      1 - 91   12/15/2010    1.90      1 - 87   8/15/2010
-----------------------------------------------------------------


 (1) The weighted average life of each of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance.
     Assuming a settlement date of May 14th, 2003.

 (2) The CDR for the HELOC loans originated prior to January 2000 remains constant at 0%. The CDR does not apply to the closed end second lien loans.



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE



--------------------------------------------------------------------------------
                            MAXIMUM RATE SCHEDULE(1)
--------------------------------------------------------------------------------

     Month       Rate(2)     Rate(3)          Month     Rate(2)      Rate(3)

       1           --           --             41        6.436       17.071
       2         6.462       17.046            42        6.228       16.521
       3         6.253       16.497            43        6.434       17.072
       4         6.253       16.497            44        6.226       16.523
       5         6.461       17.048            45        6.225       16.523
       6         6.252       16.498            46        6.891       18.295
       7         6.460       17.049            47        6.223       16.525
       8         6.251       16.499            48        6.430       17.077
       9         6.250       16.500            49        6.222       16.527
      10         6.681       17.638            50        6.428       17.079
      11         6.249       16.501            51        6.220       16.529
      12         6.457       17.051            52        6.219       16.530
      13         6.248       16.502            53        6.425       17.082
      14         6.456       17.052            54        6.217       16.532
      15         6.247       16.503            55        6.423       17.084
      16         6.246       16.503            56        6.215       16.533
      17         6.454       17.054            57        6.214       16.534
      18         6.245       16.504            58        6.641       17.676
      19         6.453       17.055            59        6.212       16.536
      20         6.244       16.505            60        6.418       17.089
      21         6.243       16.506            61        6.210       16.538
      22         6.912       18.275            62        6.416       17.091
      23         6.242       16.507            63        6.208       16.541
      24         6.449       17.058            64        6.207       16.542
      25         6.241       16.509            65        6.412       17.094
      26         6.448       17.059            66        6.204       16.544
      27         6.239       16.510            67        6.410       17.096
      28         6.239       16.510            68        6.202       16.546
      29         6.446       17.062            69        6.201       16.547
      30         6.237       16.512            70        6.864       18.321
      31         6.444       17.063            71        6.199       16.549
      32         6.236       16.513            72        6.404       17.102
      33         6.235       16.514            73        6.196       16.552
      34         6.902       18.284            74        6.402       17.105
      35         6.233       16.515            75        6.194       16.554
      36         6.440       17.067            76        6.193       16.555
      37         6.232       16.517            77        6.398       17.108
      38         6.439       17.068            78        6.190       16.558
      39         6.230       16.519            79        6.395       17.111
      40         6.229       16.519            80        6.188       16.560

--------------------------------------------------------------------------------

(1) - Assumes Pricing Speed
(2) - Assumes Prime rate equals 4.25%
(3) - Assumes Prime rate equals 20.00%




--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
                               ------------------
          Collateral statistics for the Initial HELOC / CLOSED END FRMs
                         Are listed below as of 4/24/03
--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS                                                     7,250
TOTAL OUTSTANDING LOAN BALANCE                                     $287,394,535
HELOC % / CLOSED END %                                             95.2% / 4.8%
AVERAGE DRAWN AMOUNT - HELOC                                            $40,378
AVERAGE CREDIT LIMIT - HELOC                                            $52,707
WA CREDIT UTILIZATION RATIO - HELOC                                      76.61%
CURRENT OVERALL WA COUPON                                                6.559%
FULLY INDEXED OVERALL WA COUPON                                          7.149%
WA COUPON - CLOSED END                                                  12.437%
WA MARGIN                                                                2.633%
LIFE CAP - HELOC                                                        18.000%
WA MONTHS TO NEXT RATE ADJUSTMENT                                         1.000
WA LOAN AGE (MONTHS)                                                13.4 months
WA REMAINING TERM (MONTHS)                                         210.1 months
WA CLTV                                                                  80.11%
WA FICO                                                                     702
WA JUNIOR MORTGAGE RATIO                                                 19.35%
LIEN POSITION (FIRST/SECOND)                                       0.7% / 99.3%
PROPERTY TYPE
       SINGLE FAMILY                                                      63.7%
       PUD                                                                14.5%
       CONDO                                                              11.1%
       2 FAMILY                                                            5.1%
       3 FAMILY                                                            2.4%
       4 FAMILY                                                            2.8%
       MH                                                                  0.5%
OCCUPANCY STATUS
       OWNER-OCCUPIED                                                     88.1%
       INVESTMENT                                                         10.3%
       SECOND HOME                                                         1.6%
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
                               ------------------
          Collateral statistics for the Initial HELOC / CLOSED END FRMs
                                  (Continued)
--------------------------------------------------------------------------------
LOAN DOCUMENTATION
       LIMITED                                                            56.0%
       FULL                                                               43.1%
       NO RATIO                                                            0.9%
LOAN PURPOSE
       CASH OUT REFINANCE                                                 60.6%
       PURCHASE                                                           28.8%
       RATE/TERM REFINANCE                                                10.5%
GEOGRAPHIC DISTRIBUTION
       CALIFORNIA                                                         61.6%
       NEW YORK                                                            4.7%
       WASHINGTON                                                          4.7%
other states account individually for less than 3% of pool balance

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRODUCT -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Heloc                        6,776        273,601,903.57             95.2
Closed End                     474         13,792,631.75              4.8
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32            100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                OUTSTANDING PRINCIPAL BALANCES -- MORTGAGE LOANS
--------------------------------------------------------------------------------
($)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 0.00                        266                  0.00              0.0
0.01 - 5,000.00                219            390,970.17              0.1
5,000.01 - 10,000.00           448          3,923,145.81              1.4
10,000.01 - 15,000.00          696          8,776,220.07              3.1
15,000.01 - 20,000.00          741         13,148,061.47              4.6
20,000.01 - 25,000.00          716         16,200,913.59              5.6
25,000.01 - 30,000.00          644         17,779,244.90              6.2
30,000.01 - 35,000.00          487         15,827,671.73              5.5
35,000.01 - 40,000.00          451         16,960,423.09              5.9
40,000.01 - 45,000.00          407         17,353,511.04              6.0
45,000.01 - 50,000.00          540         26,109,286.93              9.1
50,000.01 - 55,000.00          194         10,172,486.65              3.5
55,000.01 - 60,000.00          170          9,830,980.20              3.4
60,000.01 - 65,000.00          137          8,602,608.37              3.0
65,000.01 - 70,000.00          135          9,147,808.74              3.2
70,000.01 - 75,000.00          157         11,505,774.38              4.0
75,000.01 - 80,000.00           82          6,370,899.11              2.2
80,000.01 - 85,000.00           75          6,193,220.60              2.2
85,000.01 - 90,000.00           64          5,638,593.27              2.0
90,000.01 - 95,000.00           66          6,108,596.59              2.1
95,000.01 - 100,000.00         182         17,986,058.85              6.3
100,000.01 - 500,000.00        373         59,368,115.42             20.7
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32            100.0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CURRENT LOAN RATES -- MORTGAGE LOANS
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
3.501 - 4.000                1,491         66,178,205.35              23.0
4.001 - 4.500                  387         19,235,395.73               6.7
4.501 - 5.000                  509         19,851,708.74               6.9
5.001 - 5.500                  326         15,574,977.42               5.4
5.501 - 6.000                  189          7,341,646.62               2.6
6.001 - 6.500                  330         12,735,493.47               4.4
6.501 - 7.000                  419         15,773,897.40               5.5
7.001 - 7.500                  770         33,965,775.62              11.8
7.501 - 8.000                  620         25,632,953.55               8.9
8.001 - 8.500                  918         31,040,177.02              10.8
8.501 - 9.000                  518         17,667,587.21               6.1
9.001 - 9.500                  220          6,314,280.82               2.2
9.501 - 10.000                 145          3,994,343.05               1.4
10.001 - 10.500                 25            708,252.66               0.2
10.501 - 11.000                 27            638,464.70               0.2
11.001 - 11.500                 37            795,506.23               0.3
11.501 - 12.000                 39            873,046.90               0.3
12.001 - 12.500                 41          1,319,249.39               0.5
12.501 - 13.000                 62          1,830,058.45               0.6
13.001 - 13.500                 66          2,112,504.85               0.7
13.501 - 14.000                 55          2,002,869.60               0.7
14.001 - 14.500                 34          1,046,821.94               0.4
14.501 - 15.000                 16            533,621.10               0.2
15.001 - 15.500                  6            227,697.50               0.1
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL TERMS -- MORTGAGE LOANS
--------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
97 - 120                         3             58,342.28               0.0
169 - 192                    4,575        182,294,971.36              63.4
217 - 240                       40          1,267,197.73               0.4
289 - 312                    2,632        103,774,023.95              36.1
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MONTHS REMAINING TO SCHEDULED MATURITY -- MORTGAGE LOANS
--------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
49 - 72                          3             58,342.28               0.0
97 - 120                       304          9,703,491.12               3.4
121 - 144                      458         15,220,648.20               5.3
145 - 168                      318         13,456,588.51               4.7
169 - 192                    3,535        145,181,441.26              50.5
217 - 240                      245          7,668,546.81               2.7
241 - 264                      323         10,565,149.93               3.7
265 - 288                       87          3,442,822.63               1.2
289 - 312                    1,977         82,097,504.58              28.6
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN AGE -- MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1 - 12                       5,614        232,125,244.56              80.8
13 - 24                        263         10,785,914.69               3.8
49 - 60                        921         30,126,802.79              10.5
61 - 72                        388         12,056,473.40               4.2
73 - 84                         64          2,300,099.88               0.8
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                COMBINED LOAN-TO-VALUE RATIO -- MORTGAGE LOANS(1)
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
5.01 - 10.00                     7            213,469.95               0.1
10.01 - 15.00                    6            211,540.12               0.1
15.01 - 20.00                   15            395,134.88               0.1
20.01 - 25.00                   21            669,481.00               0.2
25.01 - 30.00                   34          1,151,126.90               0.4
30.01 - 35.00                   34          1,588,259.29               0.6
35.01 - 40.00                   52          2,191,756.57               0.8
40.01 - 45.00                   84          3,765,277.94               1.3
45.01 - 50.00                  112          4,693,041.52               1.6
50.01 - 55.00                  148          5,896,698.04               2.1
55.01 - 60.00                  157          5,943,034.06               2.1
60.01 - 65.00                  188          8,372,939.10               2.9
65.01 - 70.00                  225         10,952,018.15               3.8
70.01 - 75.00                  261         13,339,305.40               4.6
75.01 - 80.00                  627         36,507,630.01              12.7
80.01 - 85.00                  394         16,643,789.43               5.8
85.01 - 90.00                3,870        135,954,916.55              47.3
90.01 - 95.00                  832         32,815,013.42              11.4
95.01 - 100.00                  62          1,952,206.78               0.7
100.01 - 105.00                 42          1,373,848.32               0.5
105.01 - 110.00                 21            678,734.69               0.2
110.01 - 115.00                 17            601,692.82               0.2
115.01 - 120.00                 15            526,998.03               0.2
120.01 - 125.00                 22            830,365.54               0.3
125.01 - 130.00                  3             98,147.82               0.0
135.01 - 140.00                  1             28,108.99               0.0
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LIEN POSITION -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1st Lien                        33          2,060,405.58               0.7
2nd Lien                     7,217        285,334,129.74              99.3
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

(1) THE LTV DATA REFLECT THE VALUES OF THE UNDERLYING PROPERTIES AT THE TIME THE LOANS WERE ORIGINATED. WITH RESPECT TO LOANS SEASONED 5 YEARS OR MORE, THE UNDERLYING PROPERTIES WERE REVALUED IN MARCH 2003 USING AN AUTOMATED VALUATION MODEL. IN VIRTUALLY ALL INSTANCES WITH RESPECT TO LOANS SEASONED 5 YEARS OR MORE, THE UNDERLYING PROPERTIES' VALUES WERE FOUND TO HAVE INCREASED.




--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               JUNIOR MORTGAGE RATIO -- SECOND LIEN MORTGAGE LOANS
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.001 - 10.000                 493         14,187,739.96               5.0
10.001 - 20.000              4,925        178,104,072.06              62.4
20.001 - 30.000              1,108         53,540,055.05              18.8
30.001 - 40.000                419         21,785,157.74               7.6
40.001 - 50.000                159          9,849,783.82               3.5
50.001 - 60.000                 45          3,340,179.51               1.2
60.001 - 70.000                 35          2,535,280.57               0.9
70.001 - 80.000                 16            853,115.17               0.3
80.001 - 90.000                  8            557,332.39               0.2
90.001 - 100.000                 9            581,413.47               0.2
--------------------------------------------------------------------------------
TOTAL:                       7,217        285,334,129.74             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CREDIT LIMITS -- HELOC MORTGAGE LOANS
--------------------------------------------------------------------------------
($)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
1 - 50,000                   4,548        112,717,822.61              41.2
50,001 - 100,000             1,677         94,460,086.49              34.5
100,001 - 150,000              297         28,133,533.19              10.3
150,001 - 200,000              206         26,600,007.10               9.7
200,001 - 250,000               21          4,023,755.99               1.5
250,001 - 300,000               18          4,679,214.61               1.7
300,001 - 350,000                3            938,997.55               0.3
350,001 - 400,000                3          1,048,294.52               0.4
450,001 - 500,000                3          1,000,191.51               0.4
--------------------------------------------------------------------------------
TOTAL:                       6,776        273,601,903.57             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             CREDIT LIMIT UTILIZATION RATES -- HELOC MORTGAGE LOANS
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.000 - 10.000                 479            575,100.92               0.2
10.001 - 20.000                123          1,399,506.57               0.5
20.001 - 30.000                130          2,426,305.02               0.9
30.001 - 40.000                139          3,610,973.43               1.3
40.001 - 50.000                149          4,535,490.30               1.7
50.001 - 60.000                189          7,112,388.84               2.6
60.001 - 70.000                211          8,771,109.61               3.2
70.001 - 80.000                242         10,644,940.94               3.9
80.001 - 90.000                446         18,963,501.37               6.9
90.001 - 100.000             4,667        215,511,356.13              78.8
> 100.000                        1             51,230.44               0.0
--------------------------------------------------------------------------------
TOTAL:                       6,776        273,601,903.57             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MARGINS -- HELOC MORTGAGE LOANS
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0                              370         19,523,089.93               7.1
0.001 - 0.500                  472         17,567,795.87               6.4
0.501 - 1.000                  700         31,300,113.62              11.4
1.001 - 1.500                  314         14,935,958.61               5.5
1.501 - 2.000                  327         14,112,362.01               5.2
2.001 - 2.500                  536         22,118,085.88               8.1
2.501 - 3.000                  670         29,288,283.57              10.7
3.001 - 3.500                  961         38,559,230.18              14.1
3.501 - 4.000                  715         31,257,488.09              11.4
4.001 - 4.500                1,174         37,809,540.80              13.8
4.501 - 5.000                  254          9,029,137.98               3.3
5.001 - 5.500                  255          7,129,366.04               2.6
5.501 - 6.000                   26            945,871.18               0.3
6.001 - 6.500                    2             25,579.81               0.0
--------------------------------------------------------------------------------
TOTAL:                       6,776        273,601,903.57             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STATES -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
CA                           3,888        177,041,971.30              61.6
NY                             299         13,640,898.39               4.7
WA                             386         13,555,467.95               4.7
AZ                             285          8,222,286.26               2.9
FL                             264          7,914,171.52               2.8
CO                             230          7,642,690.58               2.7
OR                             226          7,478,084.85               2.6
MA                             194          6,989,455.22               2.4
IL                             166          5,081,090.72               1.8
NJ                             109          4,486,533.65               1.6
NV                             119          4,033,726.94               1.4
UT                             136          3,992,236.35               1.4
GA                             175          3,978,422.45               1.4
PA                             163          3,886,355.23               1.4
ID                             101          2,936,949.62               1.0
MD                              60          2,277,570.57               0.8
NC                              90          2,238,162.27               0.8
VA                              60          2,031,338.66               0.7
CT                              56          1,950,152.92               0.7
SC                              36          1,444,200.12               0.5
MT                              41            999,795.63               0.3
MI                              17            833,767.14               0.3
NH                              23            768,184.55               0.3
NM                              20            680,597.16               0.2
RI                              25            663,388.21               0.2
DC                              11            532,442.69               0.2
OH                              18            477,720.32               0.2
ME                               6            271,781.22               0.1
MO                               7            250,549.51               0.1
DE                               5            250,092.20               0.1
Other                           34            844,451.12               0.3
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OCCUPANCY TYPE -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Primary Home                 5,817        253,227,899.88              88.1
Investment                   1,311         29,490,443.22              10.3
Second Home                    122          4,676,192.22               1.6
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOCUMENTATION -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Limited                      3,768        160,998,307.79              56.0
Full                         3,436        123,913,802.18              43.1
No Ratio                        44          2,386,658.83               0.8
No Income/No Asset               1             69,900.00               0.0
No Income Verification           1             25,866.52               0.0
--------------------------------------------------------------------------------
TOTAL:                       7,250         287,394,535.32            100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LOAN PURPOSE -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Cash Out Refinance           3,930        174,184,678.42              60.6
Purchase                     2,470         82,799,206.91              28.8
Rate/Term Refinance            845         30,192,084.25              10.5
FHA-Streamlined Refi             2            161,321.41               0.1
Construction Permanent           3             57,244.33               0.0
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY TYPE -- MORTGAGE LOANS
--------------------------------------------------------------------------------
                            MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
Single Family                4,389        183,000,813.19              63.7
PUD                            918         41,638,055.99              14.5
Condo                        1,011         31,765,196.00              11.1
2 Family                       412         14,539,994.51               5.1
3 Family                       214          6,970,324.66               2.4
4 Family                       236          8,007,337.54               2.8
Manufactured Housing            70          1,472,813.43               0.5
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       CREDIT SCORES -- MORTGAGE LOANS(1)
--------------------------------------------------------------------------------
(%)                         MORTGAGE                               % OF POOL
                             LOANS      PRINCIPAL BALANCE($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
<= 600                         207          7,149,187.62               2.5
601 - 620                       68          2,425,188.65               0.8
621 - 640                      310         12,057,819.14               4.2
641 - 660                      688         28,696,125.35              10.0
661 - 680                    1,038         44,858,219.44              15.6
681 - 700                    1,154         48,482,913.25              16.9
701 - 720                    1,118         45,523,376.21              15.8
721 - 740                      872         33,700,904.23              11.7
741 - 760                      778         30,507,826.56              10.6
761 - 780                      619         22,170,142.16               7.7
781 - 800                      344         10,337,955.52               3.6
801 - 820                       54          1,484,877.19               0.5
--------------------------------------------------------------------------------
TOTAL:                       7,250        287,394,535.32             100.0
--------------------------------------------------------------------------------

(1) WITH RESPECT TO LOANS SEASONED 5 YEARS OR MORE, THE BORROWERS' CREDIT SCORES WERE RECOMPUTED IN MARCH 2003.








--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS
INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


23